Filed Pursuant to Rule 497(e)
Registration No. 033-08746

Supplement dated November 15, 2019 to the
Prospectus and Statement of Additional Information
dated February 15, 2019

The Tocqueville Select Fund (the “Select Fund”)
The Tocqueville Phoenix Fund (the “Phoenix Fund”)
each a series of the Tocqueville Trust (the “Trust”)

*** IMPORTANT NOTICE REGARDING FUND REORGANIZATION ***

Investors wishing to obtain current information relating to the Select Fund should be advised that effective as of the close of business on November 15, 2019, the Select Fund was reorganized into the Phoenix Fund. The Select Fund was subsequently liquidated and dissolved. All references to the Select Fund are hereby deleted from the Trust’s Prospectus and Statement of Additional information dated February 15, 2019.
Questions regarding these changes may be directed to the Trust at 1-800-697-3863.

Please retain this Supplement for reference.